                            SECTION 302 CERTIFICATION

I, David Bending, certify that:

1. I have reviewed this quarterly report on Form 10-QSB of Americana Gold and
Diamond Holdings, Inc.

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report.

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d- 14) for the registrant and have:

        a) Designed such disclosure controls and procedures to ensure that material  information  relating to the  registrant,  including its  consolidated subsidiaries, is made known to us by others within those entities,  particularly during the period in which this quarterly report is being prepared.
        b) Evaluated the effectiveness of the registrant's disclosure controls and  procedures  as of a date  within 90 days prior to the  filing  date of this quarterly report (the "Evaluation Date"); and
        c) Presented in this quarterly report our conclusions about the effectiveness of the disclosure  controls and procedures based on our evaluation as of the Evaluation Date;

5. I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

        a) All significant deficiencies in the design or operation of internal controls  which  could  adversely  affect  the  registrant's  ability to record, process,  summarize  and  report  financial  data  and have  identified  for the registrant's auditors any material weaknesses in internal controls; and
        b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. I have indicated in this quarterly report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

                                       Americana Gold and Diamond Holdings, Inc.

 September 30, 2003                    /s/ David Bending
                                       David Bending, President and Director